UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2014

001-33391 (Commission File Number)

DIALOGIC INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33391	94-3409691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Gatehall Drive Parsippany, New Jersey (Address of principal executive offices)		07054 (Zip Code)

Registrant’s telephone number, including area code: (973) 967-6000

1515 Route 10 East, Parsippany, New Jersey 07054

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 29, 2014, Dialogic Inc. (the “Company”), upon the recommendation of the Company’s compensation committee and the approval of the Company’s board of directors, entered into retention agreements with Mr. Kevin Cook, its President and Chief Executive Officer, Mr. Robert Dennerlein, its Executive Vice President, Chief Financial Officer, and Mr. Anthony Housefather, its Executive Vice President, Corporate Affairs and General Counsel.

The retention agreements provide that each executive officer will receive a payment on or around September 15, 2014 (but in any event before October 1, 2014) (each such payment, a “First Payment”), so long as the executive officer remains employed through the date of payment.  Mr. Cook is eligible to receive a First Payment of $320,000, and Messrs. Dennerlein and Housefather are each eligible to receive a First Payment of $50,000.  However, if the executive officer resigns his employment without “Good Reason” (as such term is defined in the executive officer’s employment agreement) prior to November 28, 2014, or if the executive officer’s employment is terminated for “Cause” (as such term is defined in the executive officer’s employment agreement) prior to November 28, 2014, then the executive officer must return the First Payment within 30 days of the executive officer’s termination of employment.

The retention agreements also provide that each executive officer will receive an additional payment on or around March 15, 2015 (but in any event before May 15, 2015) (each such payment, a “Second Payment”), so long as the executive officer remains employed through February 28, 2015, except that the Second Payment will still be made if (i) the executive officer resigns his employment with “Good Reason” prior to February 28, 2015 or the executive officer’s employment is terminated without “Cause” prior to February 28, 2015 and (ii) the executive officer complies with the requirements to receive “Severance Benefits” as set forth in the executive officer’s Employment Agreement.  Mr. Cook is eligible to receive a Second Payment of $250,000, and Messrs. Dennerlein and Housefather are each eligible to receive a Second Payment of $50,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIALOGIC INC.

Dated: September 3, 2014
	By:	/s/ Anthony Housefather
Anthony Housefather
EVP Corporate Affairs and General Counsel